Stockholder's Equity	12 Months Ended
Dec. 31, 2016
Stockholder's Equity [Abstract]
STOCKHOLDER'S EQUITY

7. STOCKHOLDER’S EQUITY

Ordinary Shares

The Company is authorized to issue unlimited ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of December 31, 2016 and 2015, there were 22,898,864 and 20,000,000 ordinary shares issued and outstanding, respectively.

Adrie was established on November 19, 2014 with share capital of $1, which consisted of one share with a par value of $1 per share.

On April 14, 2015, Adrie redeemed the one share and issued 20,000,000 shares with par value of $0.000000005 per share to various shareholders that were affiliates of shareholders of Feng Hui.

On December 17, 2015, Adrie redeemed 571,428 shares and issued 571,428 with par value of $0.000000005 per share to each of the remaining shareholders on a pro rata basis.

Ordinary Shares held in Escrow

Upon consummation of the business combination between the Company and Adrie, an aggregate of 20 million ordinary shares were issued and 8 million of the issued ordinary shares were deposited in escrow (the “Escrow Shares”). One-third of the Escrow Shares (along with the related accrued dividends and distributions) shall be released upon the post-combination company obtaining certain specified adjusted consolidated net income targets in each of calendar years 2016, 2017 and 2018.

The target adjusted consolidated net income ranging in 2016 from $20.2 million at the bottom to $32.0 million at the top, in 2017 from $22.6 million at the bottom to $38.0 million at the top, and in 2018 from $25.6 million at the bottom to $44.0 million at the top, and with the average adjusted consolidated net income target for the alternative earn-out payment ranging from $23.3 million at the bottom to $40.0 million at the top.

The Company has performed a preliminary assessment and estimated that target adjusted consolidated net income in 2016 would meet earn-out payment requirement thus one third of 8 million escrowed restricted shares would be released in 2017.

Restricted Shares

On September 23, 2016, the members of the Compensation Committee of China Lending Corporation have determined to issue 2,700 shares of restricted shares to 19 employees of the Company. Half of the shares shall be vested on September 22, 2017 and the remaining half of the shares shall be vested on September 22, 2018. In the event the employee’s services are terminated with the Company for any reason prior to vesting of the shares, the non-vested shares shall be forfeited by the employee. No restricted shares were vested as of December 31, 2016. On January 20, 2017, 200 shares of restricted shares were forfeited.

Preferred Shares

The Company is authorized to issue unlimited preferred shares, in one or more series, with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. As of December 31, 2016, there were 715,000 preferred shares issued and outstanding.